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                                                                   EXHIBIT 10.70

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

     This Settlement Agreement and Mutual Release ("Agreement"), is entered into as of July __, 2002, between Trebor O. Corp. ("Trebor") and Robert Okum ("Okum") (collectively "Plaintiffs"), on the one hand, and e-MedSoft.com, now known as Med Diversified, Inc. ("Med"), PrimeRX, Inc. ("Prime"), John F. Andrews, sued herein as "Jonathon Andrews" ("Andrews"), David Rombro ("Rombro"), Frank Magliochetti ("Magliochetti"), and Chartwell Diversified Services, Inc. ("Chartwell") (collectively "Defendants"), on the other hand, with reference to the following facts:

                                    RECITALS

     A. On or about June 29, 2001, Plaintiffs filed Los Angeles County Superior Court action No. BC253387, styled TREBOR O. CORP., ET AL. V. E-MEDSOFT.COM, ET AL., seeking, by way of a First Amended Compliant filed on or about October 1, 2001 (collectively the "Compliant"), declaratory relief and damages for alleged breach of contract, promissory estoppel, fraud, negligent misrepresentation, tortious interference with contract and prospective economic advantage, and breach of confidentiality agreement. (The "Action")

     B. Defendants deny each of the allegations in the Complaint and continue to do so.

     C. The parties now desire to settle the claims raised by Plaintiffs in the Action, in accordance with the terms of this Agreement.

     NOW, THEREFORE, it is hereby agreed as follows:

     1. Med shall pay Plaintiffs a total of $75,000, payable $25,000 on execution of this Agreement by Plaintiffs (whether or not all Defendants have so signed) and $50,000 in five equal installments of $10,000 per week, commencing seven days from the date of payment of the initial $25,000.

     2. Upon execution of this Agreement, Plaintiffs shall cause a Notice of Settlement to be filed in the Action with the Court pursuant to California Rules of Court, Rule 225.

     3. Upon payment of the final installment, Plaintiffs shall cause a Request for Dismissal with Prejudice as to the entire action to be filed with the Court in the Action. Each party shall bear its or his own costs and legal fees incurred in connection with the Action.

     4. Except with respect to the obligations created by this Agreement, Plaintiffs, on the one hand, and Defendants, on the other hand, mutually release each other and their respective officers, directors, shareholders, successors, heirs, assigns,

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representatives, and attorneys, past, present or future, from any and all claims, demands, actions, causes of action, obligations and/or debts, known or unknown, for all injuries and damages arising out of, or in any way connected with, or related to, or due to the filing and/or prosecution of the Action and any and all claims which were or could have been raised in the Action. (Collectively, the "Released Claims".)

     5. This is a full and final release applying to all unknown and unanticipated injuries or damages arising out of the Released Claims, as well as those now known or disclosed, and the parties waive all rights or benefits which they may now have or in the future may have, arising out of or related to the Released Claims, under the terms of Section 1542 of the Civil Code of the State of California which reads:

           "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     The parties understand that they must have sustained serious injuries or consequential damages, arising out of or related to the Released Claims, which have not manifested themselves and which are presently unknown, but nevertheless the parties deliberately intend to and do hereby release these possible future claims.

     6. Liability for the subject matter of the Action and the Released Claim is disputed and this Agreement shall not be construed as an admission thereof.

     7. The parties admit, acknowledge and declare that they have had the advice or the opportunity to receive the advice of counsel of their own choosing in connection with the form and content of this Agreement and advisability of entering into same.

     8. The parties warrant and represent to each other that they have not previously assigned, whether involuntarily, or by operation of law, any Released Claims, or any part of them, to any third party, including any governmental entity. Each of the parties shall indemnify, defend and hold harmless each other with respect to any action or claim brought by any third party purporting to be a transferee or assignee of any of the claims released pursuant to this Agreement.

     9. It is understood and agreed to by the parties that the agreements, undertakings, warranties, acts, representations and other things done or to be done by them or their attorneys by virtue of this Agreement shall run to and be binding upon all shareholders, principals, heirs, beneficiaries, executors, successors, predecessors, administrators, trustees, agents, assigns, attorneys, employees, independent contractors, lenders and representatives of the parties.

     10. This Agreement contains the entire agreement between the parties hereto. This Agreement is executed without reliance upon any representation by any person concerning the nature or extent of injuries or legal liability therefore, and the parties have

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carefully read and understood the comments of this Agreement and sign their name, as their own free act.

     11. This Agreement may be ? in several ? parts and all so executed shall continue and agreement which shall be binding on all of the parties hereto.

     12.   This Agreement shall be governed by California Law.

     IN WITNESS WHEREOF the undersigned have approved and executed this Agreement effective as of the date set forth above.

                                  TREBOR O. CORPORATION

                                  By: /s/ Robert Okum
                                      ------------------------------
                                  Its: [ILLEGIBLE]
                                      ------------------------------
                                  Title: [ILLEGIBLE]
                                        ----------------------------


                                        /s/ Robert Okum
                                  ----------------------------------
                                     ROBERT OKUM


                                  e-MEDSOFT.COM, now known as,
                                  MED DIVERSIFIED, INC.

                                  By:
                                      ------------------------------
                                  Its:
                                      ------------------------------
                                  Title:
                                        ----------------------------


                                  PrimeRX, INC.

                                  By:
                                      ------------------------------
                                  Its:
                                      ------------------------------
                                  Title:
                                        ----------------------------


                                  CHARTWELL DIVERSIFIED SERVICES, INC.

                                  By:
                                      ------------------------------
                                  Its:
                                      ------------------------------
                                  Title:
                                        ----------------------------

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                                      ------------------------------
                                           JOHN F. ANDREWS


                                      ------------------------------
                                           DAVID ROMBRO


                                      ------------------------------
                                           FRANK. MAGLIOCHETTI


                                  APPROVED AS TO FORM AND CONTENT

                                  ROBINS, KAPLAN, MILLER & CRIEST LLP


                                  By:    /s/ Kevin Snyder
                                      ------------------------------
                                         J. KEVIN SNYDER
                                         Attorneys for Plaintiffs Trebor O.
                                         Corporation and Robert Okum


                                  FRANDZEL ROBINS BLOOM & CSATU, L.C.


                                  By:
                                      ------------------------------
                                         THOMAS M. ROBINS, III
                                         Attorneys for Defendants,
                                         e-MedSoft.com, now known as Med
                                         Diversified, Inc., John F. Andrews,
                                         David Rombre, Frank Magliochetti,
                                         Mitchell Stein, and Chartwell
                                         Diversified Services, Inc.


                                  MANATT PHELPS & PHILLIPS


                                  By:
                                      ------------------------------
                                         DONALD BROWN
                                         Attorneys for Defendant PrimeRX, Inc.

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